Exhibit 10.1

EXECUTION COPY

SECURITIES PURCHASE AGREEMENT

THIS SECURITIES PURCHASE AGREEMENT (this “Agreement”), dated as of November 29, 2018, is by and between Nevada Gold & Casinos, Inc., a Nevada corporation (the “Company”), and Maverick Casinos LLC, a Nevada limited liability company (“Buyer”).

WHEREAS, the Company, Buyer, and Maverick Casinos Merger Sub, Inc., a Nevada corporation and a wholly owned subsidiary of Buyer (“Merger Sub”), are parties to an Agreement and Plan of Merger dated as of September 18, 2018 (the “Existing Merger Agreement”), pursuant to which Merger Sub will be merged with and into the Company, with the Company continuing as the surviving corporation and becoming a wholly-owned subsidiary of Buyer (the “Merger”), upon the terms and subject to the conditions set forth in the Merger Agreement;

WHEREAS, in order to facilitate and avoid delays associated with obtaining the approvals of the Washington State Gambling Commission required in order to consummate the Merger, the Company desires to issue and sell to Buyer, and Buyer desires to purchase from the Company, 890,390 shares of the Company’s common stock, par value $0.12 per share (such shares, the “Shares”), representing 5.0% of the outstanding shares of the Company’s common stock after giving effect to the issuance and sale of the Shares, on the terms and subject to the conditions set forth herein;

WHEREAS, a portion of the consideration payable by Buyer for the Shares will be funded by the release of all funds held in escrow pursuant to the Escrow Agreement dated as of September 18, 2018 (the “Initial Escrow Agreement”), by and among the Company, Buyer, and Fidelity National Title Agency of Nevada, Inc., a Nevada corporation dba Fidelity National Title Group, as escrow agent (“Fidelity Title”);

WHEREAS, concurrently with the execution of this Agreement, the Company, Buyer, and Mutual of Omaha Bank (the “Escrow Agent”), are entering into the Escrow Agreement dated as of November 29, 2018 (as amended, restated, supplemented, or otherwise modified from time to time, the “Securities Escrow Agreement”), pursuant to which, among other things, the Shares will be deposited with the Escrow Agent into a segregated escrow account, to be held, released, and disposed of by the Escrow Agent in accordance with the terms of this Agreement, the Merger Agreement, and the Securities Escrow Agreement; and

WHEREAS, concurrently with the execution of this Agreement, the Company, Buyer, and Merger Sub are amending the Existing Merger Agreement (the Existing Merger Agreement, as so amended, and as it may be further amended, restated, supplemented, or otherwise modified from time to time, the “Merger Agreement”), pursuant to Amendment No. 1 to the Merger Agreement dated as of November 29, 2018 (“Amendment No. 1 to the Merger Agreement”), to among other things, provide that (x) in the event that the Merger Agreement is terminated prior to the consummation of the Merger and Buyer is required to pay the Parent Termination Fee (as defined in the Merger Agreement) to the Company pursuant to the terms of the Merger Agreement, Buyer will forfeit to the Company all of the Shares in satisfaction of the Parent Termination Fee, and the Company will pay to Buyer an amount equal to the Cash Payment (as defined below), and (y) in the event the Merger Agreement is terminated prior to the consummation of the Merger and Buyer is not required to pay the Parent Termination Fee to the Company pursuant to the terms of the Merger Agreement, the Company will purchase from Buyer all of the Shares for the Purchase Price (as defined below);

NOW, THEREFORE, in consideration of the foregoing premises and the representations, warranties, covenants, and agreements set forth herein, as well as other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the Company and Buyer hereby agree as follows:

1.            Purchase and Sale of Shares. Subject to the terms and conditions set forth herein, at the Closing, the Company agrees to issue and sell the Shares to Buyer, free and clear of any liens, pledges, security interests, and other encumbrances (collectively, “Liens”), other than Liens imposed by applicable federal and state securities laws and restrictions set forth in this Agreement and the Securities Escrow Agreement, and Buyer agrees to purchase the Shares from the Company, for an aggregate cash purchase price equal to $2,154,743.80 (the “Purchase Price”).

2.            Closing; Payment of Purchase Price.

(a)          Time; Purchase Price. Subject to the terms and conditions set forth herein, the closing of the purchase, sale, and issuance of the Shares (the “Closing”) and the deliveries required thereby shall occur on the date of this Agreement. At the Closing, the Company will issue and sell the Shares to Buyer upon receipt by the Company of the entire Purchase Price in cash as provided in Section 2(b)(i) and 2(b)(ii).

(b)          Closing Deliveries. The Closing shall be completed when each of the following has occurred:

(i)            Buyer and the Company shall have caused Fidelity Title to release and pay all funds held in escrow by Fidelity Title under the Initial Escrow Agreement to the Company, by wire transfer of immediately available funds to an account designated in writing by the Company;

(ii)           Buyer shall have delivered to the Company an amount equal the Purchase Price, less the amount released and paid by Fidelity Title to the Company pursuant to Section 2(b)(i) (the “Cash Payment”), by wire transfer of immediately available funds to an account designated in writing by the Company;

(iii)          (x) the Company shall have given American Stock Transfer & Trust Company, LLC, the Company’s transfer agent, irrevocable instructions to issue to Buyer a certificate representing the Shares (the “Stock Certificate”), registered in the name of Buyer, and to deliver the Stock Certificate to the Escrow Agent on an expedited basis, and (y) Buyer shall have delivered to the Escrow Agent a stock power, duly executed in blank, and a transfer of ownership form, duly executed in blank, in a form acceptable to the Company’s transfer agent, in respect of all of the Shares (the documents described in this clause (y) are referred to herein collectively as the “Share Transfer Documents”), all of which shall be held by the Escrow Agent in a segregated escrow account (the “Escrow Account”), and shall be held, released, and disposed of by the Escrow Agent in accordance with the terms of this Agreement, the Merger Agreement, and the Securities Escrow Agreement;

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(iv)          the Company, Buyer, and the Escrow Agent shall have entered into the Securities Escrow Agreement; and

(v)           the Company, Buyer, and Merger Sub shall have entered into Amendment No. 1 to the Merger Agreement.

3.            Representations and Warranties of the Company. The Company hereby represents and warrants to Buyer as follows:

(a)          Authorization. The Company has all requisite corporate power and authority to execute and deliver this Agreement, to perform its obligations hereunder, and to consummate the transactions contemplated hereby. The execution, delivery, and performance by the Company of this Agreement, and the consummation of the transactions contemplated hereby, have been duly and validly authorized by all requisite corporate action on behalf of the Company, including by the board of directors of the Company. No other corporate proceedings on the part of the Company are necessary to authorize this Agreement or to consummate the transactions contemplated hereby. This Agreement has been duly and validly executed and delivered by the Company and, assuming the due authorization, execution, and delivery by Buyer, constitutes a legal, valid, and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as such enforceability may be limited by applicable laws relating to bankruptcy, insolvency, reorganization, moratorium, or other similar laws relating to or affecting creditors’ rights generally and except as such enforceability is subject to general principles of equity (regardless of whether enforceability is considered in a proceeding in equity or at law) (the “Bankruptcy and Equity Exception”).

(b)          Shares. The Shares have been duly authorized and, when issued, delivered, and paid for in the manner set forth in this Agreement, will be validly issued, fully paid, and nonassessable.

(c)          No Conflict. The execution and delivery by the Company of this Agreement, and the consummation by the Company of the transactions contemplated hereby, do not and will not, directly or indirectly (with or without notice or lapse of time or both), and the compliance by the Company with its obligations hereunder will not, directly or indirectly (with or without notice or lapse of time or both), (i) result in a violation or breach of, or conflict with, the Company’s articles of incorporation or bylaws, (ii) conflict with or violate any law applicable to the Company or any of its subsidiaries or by which any property or asset of the Company or any of its subsidiaries is bound, (iii) result in any violation or breach of, or conflict with, any provisions of, or constitute (with or without notice or lapse of time, or both) a default (or give rise to any right of purchase, termination, amendment, acceleration, or cancellation) under, or result in the loss of any benefit under, or result in the triggering of any payments pursuant to, any of the terms, conditions, or provisions of, any material contract to which the Company or any of its subsidiaries is a party or by which it or any of its properties or assets may be bound, or (iv) result in the creation of any material Lien on any property or asset of the Company or any of its subsidiaries, except, with respect to clauses (ii) and (iii), for any such conflict, violation, breach, default, right of purchase, termination, amendment, acceleration or cancellation, loss of any benefit, or payment that would not reasonably be expected to have, individually or in the aggregate, a material adverse effect on the Company and its subsidiaries, taken as a whole.

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(d)          No Consents or Approvals. No consent, approval, order, or authorization of, or registration, qualification, designation, or filing with, or notification to, any governmental authority is required on the part of the Company in connection with the execution, delivery, and performance of this Agreement, or the consummation by the Company of the transactions contemplated hereby, other than (i) the applicable requirements of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), and other applicable federal securities laws, and (ii) such other consents, approvals, orders, authorizations, registrations, qualifications, designations, filings, or notifications that, if not obtained, made or given, would not reasonably be expected to have, individually or in the aggregate, a material adverse effect on the Company and its subsidiaries, taken as a whole.

(e)          NO OTHER REPRESENTATIONS OR WARRANTIES. EXCEPT FOR THE REPRESENTATIONS AND WARRANTIES EXPRESSLY CONTAINED IN THIS Section 3, NEITHER THE COMPANY NOR ANY OTHER PERSON HAS MADE OR MAKES ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, WRITTEN OR ORAL. THE COMPANY HEREBY DISCLAIMS ANY SUCH OTHER REPRESENTATION OR WARRANTY, WHETHER BY THE COMPANY, ANY OF ITS SUBSIDIARIES, OR ANY OF THEIR RESPECTIVE REPRESENTATIVES OR ANY OTHER PERSON, NOTWITHSTANDING THE DELIVERY OR DISCLOSURE TO BUYER OR ANY OTHER PERSON OF ANY DOCUMENTATION OR OTHER WRITTEN OR ORAL INFORMATION BY THE COMPANY, ANY OF ITS SUBSIDIARIES, OR ANY OF THEIR RESPECTIVE REPRESENTATIVES OR ANY OTHER PERSON, AND EXCEPT IN THE CASE OF FRAUD, NEITHER THE COMPANY NOR ANY OTHER PERSON WILL HAVE OR BE SUBJECT TO ANY LIABILITY OR INDEMNIFICATION OBLIGATION TO BUYER OR ANY OTHER PERSON RESULTING FROM SUCH DELIVERY OR DISCLOSURE, OR BUYER’S USE OF ANY SUCH DOCUMENTATION OR OTHER INFORMATION.

4.            Representations and Warranties of the Buyer.

Buyer hereby represents and warrants to the Company as follows:

(a)          Authorization. Buyer has all requisite limited liability company power and authority to execute and deliver this Agreement, to perform its obligations hereunder, and to consummate the transactions contemplated hereby. The execution, delivery, and performance by Buyer of this Agreement, and the consummation of the transactions contemplated hereby, have been duly and validly authorized by all requisite limited liability company action on behalf of Buyer and no other limited liability company proceedings on the part of Buyer are necessary to authorize this Agreement or to consummate the transactions contemplated hereby. This Agreement has been duly and validly executed and delivered by Buyer and, assuming due authorization, execution, and delivery by the Company, constitutes a legal, valid, and binding obligation of Buyer enforceable against Buyer in accordance with its terms, subject to the Bankruptcy and Equity Exception.

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(b)          No Conflict. The execution and delivery by Buyer of this Agreement, and the consummation by Buyer of the transactions contemplated hereby, do not and will not, directly or indirectly (with or without notice or lapse of time or both), and the compliance by Buyer with its obligations hereunder will not, directly or indirectly (with or without notice or lapse of time or both), (i) result in a violation or breach of, or conflict with, the articles of organization, operating agreement, or other organizational documents of Buyer, (ii) conflict with or violate any law applicable to Buyer or by which any property or asset of Buyer is bound, (iii) result in a violation or breach, or conflict with, any provision of, or constitute (with or without notice or lapse of time, or both) a default (or give rise to any right of purchase, termination, amendment, acceleration, or cancellation) under, or result in the loss of any benefit under, or result in the triggering of any payments pursuant to, any of the terms, conditions, or provisions of, any material contract to which Buyer is a party or by which any of its properties or assets may be bound, or (iv) result in the creation of a Lien on any property or asset of Buyer, except, with respect to clauses (ii), (iii) and (iv), as would not, individually or in the aggregate, reasonably be expected to prevent, materially impair, or material delay the ability of Buyer to perform its obligations under this Agreement or to consummate the transactions contemplated hereby.

(c)          No Consents or Approvals. No consent, approval, order, or authorization of, or registration, qualification, designation, or filing with, or notification to, any governmental authority is required on the part of Buyer in connection with the execution, delivery, and performance of this Agreement, or the consummation by Buyer of the transactions contemplated hereby, other than (i) the applicable requirements of the Exchange Act and other applicable federal and state securities laws, and (ii) such other consents, approvals, orders, authorizations, registrations, qualifications, designations, filings, or notifications that, if not obtained, made or given, would not, individually or in the aggregate, reasonably be expected to prevent, materially impair, or materially delay the ability of Buyer to perform its obligations under this Agreement or to consummate the transactions contemplated hereby.

(d)          Ownership of Shares. Neither Buyer nor any of its affiliates owns (directly or indirectly, beneficially or of record) any shares of the Company’s common stock or holds any rights to acquire or vote any shares of the Company’s common stock, except pursuant to this Agreement and the Merger Agreement, except that Eric Persson individually owns 1,790 shares of the Company’s common stock.

(e)          Investment Representations.

(i)            Buyer and each member of Buyer is an “accredited investor” as that term is defined in Rule 501(a) of Regulation D promulgated under the Securities Act of 1933, as amended (the “Securities Act”). Buyer agrees to furnish any additional information requested by the Company to assure compliance with applicable federal and state securities laws in connection with the purchase and sale of the Shares.

(ii)           Buyer is purchasing the Shares solely for its own account for the purpose of investment and not with a view to, or for sale in connection with, any distribution thereof in violation of federal or state securities laws. Buyer does not have a present intention to sell any of the Shares, nor a present arrangement (whether or not legally binding) or intention to effect any distribution of any of the Shares to or through any person or entity in violation of federal or state securities laws. Buyer acknowledges that it (i) has such knowledge, skill, and experience in business, financial, and investment matters that it is capable of evaluating the merits and risks of an investment in the Company, (ii) is able to bear the financial risks associated with an investment in the Company, and (iii) has been given access to such information concerning the Company and to the officers of the Company as it has deemed necessary or appropriate to enable it to make an informed investment decision concerning the purchase of the Shares.

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(iii)          Buyer understands that the Shares are being offered and sold on reliance on specific exemptions from the registration requirements of federal and state securities laws and that the Company is relying in part upon the truth and accuracy of the representations and warranties made by Buyer in this Agreement in order to determine the availability of such exemptions. Buyer understands that no federal or state agency or any government or governmental agency has passed upon the merits or risks of an investment in the Shares or made any finding or determination concerning the fairness or advisability of this investment.

(iv)          Buyer understands that the Shares are “restricted securities” under applicable federal securities laws and that the Securities Act and the rules of the United States Securities and Exchange Commission (the “SEC”) provide in substance that Buyer may dispose of the Shares only pursuant to an effective registration statement under the Securities Act or an exemption therefrom, and Buyer understands that the Company has no obligation or intention to register any of the Shares, or to take action so as to permit sales pursuant to the Securities Act. Buyer acknowledges that it is familiar with the nature of the limitations imposed by the Securities Act and the rules and regulations thereunder on the transfer of securities.

(v)           Buyer acknowledges that neither the Company nor any other person or entity offered to sell the Shares to it by means of any form of general solicitation or advertising, including (A) any advertisement, article, notice, or other communication published in any newspaper, magazine, or similar media or broadcast over television or radio, or (B) any seminar or meeting whose attendees were invited by any general solicitation or general advertising.

(vi)          With the assistance of Buyer’s own professional advisors, to the extent that Buyer has deemed appropriate, Buyer has made its own legal, tax, accounting, and financial evaluation of the merits and risks of an investment in the Shares and the consequences of this Agreement. Buyer has considered the suitability of the Shares as an investment in light of its own circumstances and financial condition and Buyer is able to bear the risks associated with an investment in the Shares and its authority to invest in the Shares. Buyer recognizes that investing in the Shares involves substantial risks, and has taken full cognizance of and understands all of the risk factors related to the acquisition of the Shares. Buyer has not relied upon any representations (other than the representations and warranties of the Company set forth in Section 3) or other information from the Company or any of its agents or representatives.

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5.            Covenants of the Parties.

(a)          Legends. Buyer acknowledges and agrees that each certificate representing the Shares will bear a legend in substantially the following form:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE, AND MAY NOT BE OFFERED, SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED, OR OTHERWISE DISPOSED OF EXCEPT (1) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS OR (2) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND SUCH LAWS. THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THE TERMS OF A SECURITIES PURCHASE AGREEMENT DATED AS OF NOVEMBER 29, 2018, AS IT MAY BE AMENDED FROM TIME TO TIME, AND AN ESCROW AGREEMENT DATED AS OF NOVEMBER 29, 2018, AS IT MAY BE AMENDED FROM TIME TO TIME, COPIES OF WHICH ARE ON FILE WITH THE SECRETARY OF THE COMPANY.”

(b)          Schedule 13D. Buyer agrees to timely file a Schedule 13D with the SEC as required by Section 13(d) of the Exchange Act. Buyer shall provide the Company a copy of such Schedule 13D a reasonable time in advance of the filing thereof with the SEC.

(c)          Restrictions of Transfer. Except as set forth in Section 7, Buyer will not sell, assign, dispose of, exchange, pledge, encumber, hypothecate, or otherwise transfer (each, a “Transfer”) any Shares, or any interest therein, or otherwise permit any Liens to be created on any Shares. In addition, so long as the Shares are held in the Escrow Account they may not be taken or reached by legal or equitable process in satisfaction of any debt or other liability of Buyer. Any purported Transfer of any Shares in violation of this Section 5(c) shall be void ab initio.

(d)          Voting. With respect to all matters presented to the Company’s stockholders, Buyer shall vote all of the Shares then held by Buyer in the same manner and in the same proportion (rounded to the nearest whole share) as shares of common stock of the Company that are not held by Buyer are voted.

6.            Effects of Merger. If the Merger is consummated, in accordance with the terms of the Merger Agreement, the Company and Buyer shall deliver a joint written instruction to the Escrow Agent to deliver all of the Shares (and the Stock Certificate and Share Transfer Documents) held in the Escrow Account to Buyer, and the Shares, like all other shares of common stock of the Company owned, directly or indirectly, by Buyer or Merger Sub immediately prior to the Effective Time (as defined in the Merger Agreement), shall be cancelled and shall cease to exist, without any conversion thereof and no payment or distribution shall be made with respect thereto.

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7.            Effects of Termination of Merger Agreement.

(a)          Except as provided below, in the event the Merger Agreement is terminated prior to the Effective Time, the Company will purchase from Buyer, and Buyer will sell to the Company, all of the Shares for a cash purchase price equal to the Purchase Price. As promptly as practicable (and in any event within two Business Days (as defined in the Merger Agreement)) following any such termination of the Merger Agreement, (i) Buyer and the Company shall deliver a joint written instruction to the Escrow Agent to deliver all of the Shares (and the Stock Certificate and Share Transfer Documents) held in the Escrow Account to the Company or its designee, (ii) Buyer shall deliver to the Company all such other documents and instruments as are necessary to transfer to the Company (including, if requested by the Company, a transfer of ownership form, duly executed in blank (with a medallion guarantee), in a form acceptable to the Company’s transfer agent, in respect of all of the Shares), and shall be deemed to have transferred, and to have represented and warranted to the Company that it has transferred, to the Company, all of the Shares, free and clear of all Liens, other than Liens imposed by applicable federal and state securities laws, and shall cease to have any rights with respect to the Shares, except the right to receive the consideration to be paid to Buyer pursuant to clause (iii) below, and (iii) upon receipt of all of the Shares (and the Stock Certificate and Share Transfer Documents), the Company shall deliver to Buyer an amount equal to the Purchase Price, by wire transfer of immediately available funds to an account designated by Buyer.

(b)          Notwithstanding anything to the contrary set forth in Section 9(a), in the event that the Merger Agreement is terminated prior to the Effective Time and Buyer is required to pay the Parent Termination Fee pursuant to the terms of the Merger Agreement, Buyer will forfeit to the Company all of the Shares in satisfaction of the Parent Termination Fee, and the Company will upon receipt thereof pay to Buyer an amount equal to the Cash Payment. In such case, as promptly as practicable (and in any event within two Business Days) following the date of the event giving rise to the obligation of Buyer to pay the Parent Termination Fee, (i) Buyer and the Company shall deliver a joint written instruction to the Escrow Agent to deliver all of the Shares (and the Stock Certificate and Share Transfer Documents) held in the Escrow Account to the Company or its designee, (ii) Buyer shall deliver all such other documents and instruments as are necessary to transfer to the Company (including, if requested by the Company, a transfer of ownership form, duly executed in blank (with a medallion guarantee), in a form acceptable to the Company’s transfer agent, in respect of all of the Shares), and shall be deemed to have transferred, and to have represented and warranted to the Company that it has transferred, to the Company, all of the Shares, free and clear of all Liens, other than Liens imposed by applicable federal and state securities laws, and shall cease to have any rights with respect thereto, except the right to receive the consideration to be paid to Buyer pursuant to clause (iii) below, and (iii) upon receipt of all of the Shares (and the Stock Certificate and Share Transfer Documents), the Company will pay to Buyer an amount equal to the Cash Payment, by wire transfer of immediately available funds to an account designated by Buyer.

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8.            Severability. If any term or other provision of this Agreement is invalid, illegal, or incapable of being enforced by any rule of law or public policy or the application of this Agreement to any person or entity or circumstance is invalid or incapable of being enforced by any rule of law or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to either party. To such end, the provisions of this Agreement are agreed to be severable. Upon such determination that any term or other provision is invalid, illegal, or incapable of being enforced, the parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the fullest extent possible.

9.            Assignment. Neither this Agreement nor any of the rights, interests, or obligations under this Agreement may be assigned, in whole or in part, by operation of law or otherwise by either of the parties without the prior written consent of the other party. Any purported assignment in violation of this Section 9 will be null and void ab initio. Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of, and be enforceable by, the parties and their respective successors and assigns.

10.          Expenses. All fees, costs, and expenses incurred in connection with this Agreement and the transactions contemplated hereby, including legal fees, shall be paid by the party incurring such expenses.

11.          Notices. Any notice or other communication provided for herein or given hereunder to either party shall be given in the manner contemplated by the Merger Agreement.

12.          Waiver. No party may waive any of the terms or conditions of this Agreement except by a duly signed writing referring to the specific provision to be waived.

13.          Entire Agreement. This Agreement, together with the Merger Agreement, the Securities Escrow Agreement, and the Confidentiality Agreement (as defined in the Merger Agreement) constitute the entire agreement among the parties with respect to the subject matter hereof, and supersede all prior agreements and undertakings, both written and oral, among the parties with respect to the subject matter hereof (other than the Confidentiality Agreement, which will terminate at the Closing (under and as defined in the Merger Agreement)).

14.          Parties in Interest. This Agreement shall be binding upon and inure solely to the benefit of each party, and nothing in this Agreement, express or implied, is intended to or shall confer upon any other person or entity any right, benefit, or remedy of any nature whatsoever under or by reason of this Agreement.

15.          Governing Law; Jurisdiction.

(a)          This Agreement shall be governed by and construed in accordance with the laws of the State of Nevada, without regard to the conflicts of law rules of such state that would direct a matter to another jurisdiction.

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(b)          Each of the parties (i) agrees that any action, suit, or proceeding seeking to enforce any provision of, or based on any matter arising out of or in connection with this Agreement or the transactions contemplated hereby (whether brought by either party or any of its affiliates or against any party or any of its affiliates) shall be brought, heard, and determined exclusively in the state courts located in the State of Nevada or, if such courts shall not have jurisdiction, any of the federal courts of the United States of America located in the State of Nevada, (ii) irrevocably consents to the jurisdiction of such courts (and of the appropriate appellate courts therefrom) in any such action, suit, or proceeding and irrevocably waives, to the fullest extent permitted by law, any objection that it may now or hereafter have to the laying of the venue of any such action, suit, or proceeding in any such court or that any such action, suit, or proceeding brought in any such court has been brought in an inconvenient forum, (iii) agrees that it will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from such court, and (iv) agrees not to bring any action, suit, or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby in any other court. The parties agree that a final trial court judgment in any such action, suit, or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law; provided, however, that nothing in the foregoing shall restrict either party’s rights to seek any post-judgment relief regarding, or any appeal from, such final trial court judgment.

16.          Waiver of Jury Trial. EACH OF THE PARTIES HEREBY WAIVES TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY WITH RESPECT TO ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER, OR IN CONNECTION WITH THIS AGREEMENT OR THE TRANSACTIONS COTENMPLATED HEREBY.

17.          Specific Performance. The parties agree that irreparable damage would occur in the event any provision of this Agreement were not performed in accordance with the terms hereof and that money damages would not be a sufficient remedy for any breach of this Agreement, and accordingly, the parties shall be entitled to specific performance of the terms hereof, without any requirement to post bond, in addition to any other remedy to which they are entitled at law or equity. The parties further agree not to assert that a remedy of specific enforcement is unenforceable, invalid, contrary to law, or inequitable for any reason, nor to assert that a remedy of monetary damages would provide an adequate remedy.

18.          Counterparts. This Agreement may be executed and delivered (including by facsimile or other form of electronic transmission) in separate counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same agreement.

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IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be executed and delivered as of the day and year first written above.

NEVADA GOLD & CASINOS, INC.

By:	/s/ Michael P. Shaunnessy
Name: Michael P. Shaunnessy
Title: President & CEO

MAVERICK CASINOS LLC

By:	/s/ Eric Persson
Name: Eric Persson
Title: Manager

[Signature page to Securities Purchase Agreement]